STATEMENT OF ADDITIONAL INFORMATION

WisdomTree Digital Trust

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WISDOMTREE GOVERNMENT MONEY MARKET DIGITAL FUND

TICKER                              WTGXX

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October 20, 2023

(as revised November 7, 2023)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund’s prospectus, dated October 20, 2023, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

A free copy of the current prospectus or annual/semi-annual report (when available), is available through the mobile application, WisdomTree PrimeTM, made available by WisdomTree, Inc. or its affiliate, WisdomTree Digital Movement, Inc., which is available for download through the Apple App Store and Google Play (the “App”). You can also view the current prospectus and the annual/semi-annual report (when available) online through www.wisdomtree.com/investments.

Mutual funds and other investment products:

•     are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

•     are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

•     are subject to investment risks, including the possible loss of principal.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on April 19, 2021 and has multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a series of the Trust and is “diversified” within the meaning of the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as the investment adviser to the Fund. WisdomTree, Inc. (formerly, WisdomTree Investments, Inc. (“WisdomTree”) is the ultimate parent company of the Adviser. Voya Investment Management Co. LLC (“Voya IM”) is the investment sub-adviser to the Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

INVESTMENT STRATEGY AND RISKS

GENERAL RISKS.

Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Such market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, increase the expenses incurred by the Fund and/or affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

The respiratory illness COVID-19 has spread globally for over two years, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends, including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. As a result, many global economies, including the U.S. economy, have either re-opened fully or decreased significantly the number of public safety measures in place that are designed to mitigate virus transmission. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to effective vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have impacted and are likely to continue to impact certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of the Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the net asset value per share (“NAV”) and/or risk profile of the Fund.

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An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate (including significantly decrease) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions.

The Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund, and thus the value of the Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed income securities with longer-term maturities. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected.

Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof) and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health or banking crises. Issuer-specific conditions may also affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil in the wake of the COVID- 19 pandemic and volatility has continued to be experienced in the markets. It is uncertain whether or for how long these conditions will continue.

These events and possible continuing market turbulence may have an adverse effect on Fund performance.

BLOCKCHAIN TECHNOLOGY. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital assets, which are extremely speculative and volatile. Problems in digital asset markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered on a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

BORROWING. Although the Fund does not intend to borrow money as part of its principal investment strategy, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to 33% of its net assets, but under normal market conditions, the Fund does not expect to borrow greater than 10% of the Fund’s net assets. The Fund will borrow only for short-term or emergency purposes.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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CYBERSECURITY RISK. Investment companies, such as the Fund, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, other third-party service providers, the App, blockchain networks or intermediaries may adversely impact the Fund or its shareholders. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

LIQUIDITY RISK. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. The Fund may also need to sell some of the Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

MARKET RISK. The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”) and its shareholders, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. If for any taxable year the Fund does not qualify as a RIC and were ineligible to or were not to cure such failure, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please refer to the section of this SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in the Fund.

The following is a description of other risks associated with distributed ledger technology:

USE OF BLOCKCHAIN.

A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

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The use of blockchain technology for an open-end registered investment company, such as the Fund, is untested. In the event of a conflict between the blockchain record and the record held by the Fund’s transfer agent, WisdomTree Transfers, Inc. (“Transfer Agent”), the Transfer Agent’s record will be determinative.

The secondary recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund will not invest in any cryptocurrencies (referred to as, among other things, virtual currencies).

Users of the blockchain networks, such as Ethereum or Stellar networks, generally must pay transaction fees (such as in the form of “ether,” or “lumens,” the native digital assets for the operation of Ethereum or Stellar, respectively) to the Ethereum or Stellar networks, respectively, in order to validate a transaction. Such transaction fees are generally intended to protect the networks from frivolous or malicious computational tasks.

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions, including in relation to upgrades on changes in the applicable blockchain. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to reevaluate the suitability of a particular network for the Fund’s shares in the event of future or recurring delays.

In the future, the ownership of the Fund’s shares may be maintained and recorded primarily on the Ethereum, Stellar or other network, although there is no guarantee that this will occur. The Fund’s Adviser believes that the use of blockchain may, in the future, permit reduced settlement times and provide other benefits to Fund shareholders.

Furthermore, in the future, the shares may be available for purchase or sale in a secondary trading market (such as an electronic trading platform that is registered with the SEC as an alternative trading system (ATS)). Any disruption to the operations of an ATS, including a broker-dealer’s interface with an ATS, could materially disrupt trading in, or potentially result in a complete halt in the trading of, the Fund’s shares on that platform. The Fund has no current agreement to make its shares available for trading on any ATS, but may enter into such an agreement in the future. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations.

There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded primarily on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

1.	a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6.	because of the differences between the way the shares are issued and recorded as compared to shares in a traditional open-end investment company, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

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THE ETHEREUM AND STELLAR NETWORKS. The suitability of a network, such as Ethereum or Stellar, (and their underlying blockchain ledgers) on which the shares will rely could decline due to a variety of causes, adversely affecting the functionality of the shares and an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The suitability of such networks for the functionality of the shares depends upon a variety of factors, including, but not limited to:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of the validators and the network’s consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3.	The continued participation of a number of trusted validators;

4.	The lack of collusion between trusted validators;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network;

7.	The failure of cybersecurity controls or security breaches of the network;

8.	The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11.	The price of the blockchain asset associated with the respective network;

12.	The cost of transaction fees to use the network;

13.	Intellectual property rights-based or other claims against the network’s participants;

14.	The continued adoption of the network; and

15.	The maturity of the computer software programming software development kit used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect the Fund’s operations or the functionality of the shares.

Furthermore, the blockchain record made available through Stellar or Ethereum is an open source, public distributed ledger that stores the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related share transactions, the stolen information could be used to determine a shareholder’s identity and complete transaction history in the Fund. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of the Fund.

BLOCKCHAIN REGULATION. Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Fund, and thus the Fund’s shareholders. Failure by the Fund or any Fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund’s shareholders), including civil penalties and fines.

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New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund’s ability to issue and redeem shares or otherwise make distributions, the secondary market liquidity and market price of shares (should such secondary market liquidity be available in the future), shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by the Fund) and the structure, rights and transferability of the shares (should shareholders be permitted to transfer or exchange shares in the future). Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Fund’s current or future activities.

In addition, because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the networks, such as Stellar and Ethereum, and their users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact the Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund’s service providers.

OPERATIONS AND TECHNOLOGY. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, the App, or other market participants or data within them (a “cyber-attack”). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, the Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose the Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of the investment strategies and types of investments used by the Fund is set forth below.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities are secured (or backed) by other types of assets. Investing in asset-backed securities is subject to credit risk and interest rate risk. They are also subject to the risk of prepayment, which can change the nature and extent of the Fund’s interest rate risk.

FINANCIAL SECTOR INVESTMENTS. The Fund may engage in repurchase agreements with companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, and a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance). There can be no guarantee that these strategies may be successful. The Fund may lose money as a result of defaults or downgrades within the financial sector.

FIXED INCOME SECURITIES. The Fund invests in fixed income securities, such as U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income funds may be higher than normal.

FLOATING AND VARIABLE RATE NOTES. The Fund will invest in floating rate public obligations of the U.S. Treasury and government sponsored entities. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When the Fund holds variable- or floating-rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

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These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by the Fund may not be longer than 397 days (and therefore would be considered to be within the Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the weighted average portfolio maturity of the Fund but not the weighted average portfolio life.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize the Fund to invest in securities, contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Fund does not intend to do so, as a matter of policy, the Fund may invest up to an aggregate amount of 5% of its net assets in illiquid investments. The Fund may not invest in illiquid investments if, as a result of such investment, more than 5% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market of the investment. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A under the Securities Act, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of government money market funds. Unless otherwise permitted by rule, the 1940 Act generally prohibits the Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

SECURITIES LENDING. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Fund with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. The Fund will generally not have the right to vote securities while they are being loaned.

When-Issued Securities and Delayed Delivery Transactions.  When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.

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There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.

U.S. GOVERNMENT SECURITIES. The Fund will invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

Shares of other government money market funds are the only voting securities that the Fund will hold. The Trust has adopted as its proxy voting policies for the Fund the proxy voting guidelines of the Fund’s Sub-Adviser. The Trust has delegated to the Sub-Adviser the authority and responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and the Sub-Adviser’s role in implementing such guidelines.

Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Digital Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. Once available, the current Form N-PX for the Fund may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Fund will disclose its portfolio holdings in accordance with Rule 2a-7 under the 1940 Act (the “Rule”) at www.wisdomtree.com/investments no later than five business day after the end of each month. The information will be available on the website for a period of not less than six months thereafter. In addition, the Fund files monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day of the preceding month (or any subsequent calendar day of such month) within five business days of the end of each month. This information is made public upon filing.

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Access to the Fund’s portfolio holdings prior to monthly publication is permitted to personnel of the Adviser, Sub-Adviser, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

The Fund will disclose its portfolio holdings online at www.wisdomtree.com/investments. Online disclosure of such holdings is publicly available at no charge. The Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a monthly basis, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

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INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in the Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to the Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined under the 1940 Act. The Fund, however, may change its investment objective, which is a non-fundamental policy, without a shareholder vote, provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

The Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding senior securities, “senior securities” are generally Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits the Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks. The Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Borrowing

Borrow money, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding borrowing, the 1940 Act generally permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

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Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration of Investments

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration.

Non-Fundamental Policies. The following investment policy is not fundamental and may be changed without shareholder approval. Prior to any change in the Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in government securities and repurchase agreements that are collateralized by government securities. The Fund’s investment in derivatives, if any, will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, Sub-Adviser, Distributor (as defined below) and Administrator (as defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of the Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis after the initial two (2) year term, in connection with its consideration of whether to renew any Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

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The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. The officers serve at the pleasure of the Board and members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Digital Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

The Chairman of the Board, Joseph Keenan, is not an interested person of the Fund as that term is defined in the 1940 Act. The Board is composed of a super-majority (75%) of Trustees who are not interested persons of the Fund (i.e., “Independent Trustees”). There is an Audit Committee and Governance and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a super-majority of the Board, the assets under management of the Fund, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Stuart Bell (1983)	Trustee, 2022 - present; President, 2022-present	Chief Operating Officer of WisdomTree Digital Management since 2022; Chief Operating Officer of WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	10	Director, WisdomTree Digital Management and WisdomTree Asset Management, Inc.

Trustees Who Are Not Interested Persons of the Trust

Joseph Keenan (1962)	Trustee, 2022-present; Chairman of the Board, 2022-present.	Founder and Sole Proprietor of Target Consulting LLC (asset management consultant) since 2019; Senior Vice President of SS&C Technologies (fund administrator, accounting agent and transfer agent) from 2019 to 2020; Managing Director, Global Head of Sales and Relationship Management – Asset Managers and Sovereigns of BNY Mellon (custodial bank, fund administrator and accounting agent) from 2015 to 2018.	10	None

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Mary Moran Zeven* (1961)	Trustee, 2022-present	Director of the Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to present; Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company (custodial bank, fund administrator and accounting agent) from 2000 to 2019.	10	Director, M Funds, Inc.

Nicholas Fusco** (1983)	Trustee, 2022-present	Founder and CEO of ApeVue (private investment pricing service and independent data provider) from 2021 to present; Chief Revenue Officer of Semantic Evolution (financial technology, artificial intelligence and data extraction provider) from 2019 to 2021; Director, Fixed Income Product Sales at IHS Markit (financial data provider) from 2014 to 2019.	10	None

Officers of the Trust

Stuart Bell*** (1983)	President, 2022- present; Trustee, 2022-present	Chief Operating Officer, WisdomTree Digital Management since 2022; Chief Operating Officer, WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	10	Director, WisdomTree Digital Management and WisdomTree Asset Management, Inc.

William Peck*** (1990)	Vice President, 2022-present	Head of Digital Assets, WisdomTree Digital+, since 2021; Head of Strategy and Emerging Technology, WisdomTree Asset Management, Inc., from 2014 to 2021.	10	None

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Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

Ryan Louvar*** (1972)	Chief Legal Officer and Secretary, 2022-present	Chief Legal Officer and Head of Business and Legal Affairs, WisdomTree Digital, since 2021; General Counsel, WisdomTree Asset Management, Inc., 2013 to 2021.	10	None

Terry Jane Feld*** (1960)	Chief Compliance Officer, 2022-present	Chief Compliance Officer, WisdomTree Digital Management since 2022 and WisdomTree Asset Management, Inc. since 2012; Head of Compliance, WisdomTree Asset Management since 2012.	10	None

John Davidson*** (1960)	AML Compliance Officer, 2022-present	Global Head of Financial Crimes, WisdomTree Digital++ since 2022; Managing Director and Global Head of Financial Crimes, E*Trade (acquired by Morgan Stanley), 2007 to 2021.	10	None

David Castano*** (1971)	Treasurer, 2022-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	10	None

Clint Martin*** (1977)	Assistant Treasurer, 2022-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	10	None

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Joshua Mayo*** (1989)	Assistant Secretary, 2022-present	Senior Counsel, Digital Assets, WisdomTree Digital++, since 2023; Counsel, Digital Assets, WisdomTree Digital, 2022 to 2023; Associate Counsel (Corporate & Commercial), Axogen, Inc., 2021 to 2022; Corporate Attorney (Legal Specialist – U.S. Regulatory), PIMCO, 2018 to 2021; Corporate Attorney (Legal and Compliance), Artivest, Inc., 2017 to 2018.	10	None

_________________

* Chair of the Governance and Nominating Committee

** Chair of the Audit Committee

*** Elected by, and serves at the pleasure of, the Board.

+ As of October 20, 2023.

++ WisdomTree Digital refers to the separate division within WisdomTree and its affiliates commencing in 2021 and includes the separate advisory subsidiary, WisdomTree Digital Management, commencing in 2022.

Trustees Who Are Not Interested Persons of the Trust

Audit Committee. Messrs. Fusco and Keenan and Ms. Moran Zeven, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. The Audit Committee met four times during the fiscal year ended June 30, 2023.

Governance and Nominating Committee. Ms. Moran Zeven and Messrs. Keenan and Fusco, each an Independent Trustee, are members of the Board’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance and Nominating Committee. The Governance and Nominating Committee met four times during the fiscal year ended June 30, 2023.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Keenan is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, investment products and new financial technologies. His experience includes global fund services and operations, global fund relationship management, evolving financial products and financial technologies and financial services business development.

The Board has concluded that Ms. Moran Zeven is qualified to serve as Trustee of the Trust because of the experience she has gained in the financial services and legal industries. Her experience includes global fund services and operations, with a particular focus on related legal matters, as well as overseeing a graduate program in banking and financial law at a major university focused on the evolving global financial industry and application of laws related thereto.

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The Board has concluded that Mr. Fusco is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, financial pricing data and new financial technologies. His experience includes complex financial product and data analysis, complex pricing data and services, and financial services data extraction and artificial intelligence technology.

The Board has concluded that Mr. Bell is qualified to serve as Trustee of the Trust because of the experience he has gained as Chief Operating Officer of WisdomTree Asset Management, Inc. and the Adviser, the experience he has gained serving as Director of International Business for WisdomTree Asset Management, Inc., and his knowledge of and experience in the financial services industry.

Fund Shares Owned by Board Members. Since the Fund had not commenced operations prior to the end of the most recently completed calendar year, no Trustee had any “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year.

Board Compensation. The Fund had not commenced operations during the fiscal year ended June 30, 2023. The Independent Trustees will receive an annual fee of $50,000, with the Board Chair receiving an additional fee of $20,000 and each Committee Chair receiving a fee of $10,000 per annum, payable in quarterly increments at each quarterly meeting.

Control Persons and Principal Holders of Securities.

As of the date of this SAI, the Fund does not have any shareholders. Certain officers, employees, accounts or affiliates of WisdomTree Digital Management, Inc. (such as WisdomTree and/or WisdomTree Digital Movement, Inc., 250 West 34th Street, 3rd Floor, New York, NY), or third parties, may from time to time own a substantial amount of the Fund’s shares, including as an initial or seed investor.

Investment Adviser.

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”). The Adviser is a Delaware corporation registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, the Adviser is responsible for the overall management and administration of the Trust. The Adviser provides an investment program for the Fund. The Adviser also provides proactive oversight of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for the Fund, including:

•	Overseeing the Trust’s insurance program;
•	Overseeing and coordinating all governance matters for the Trust;
•	Coordinating meetings of the Board of Trustees;
•	Coordinating with outside counsel on all Trust related legal matters;
•	Coordinating the preparation of the Trust’s financial statements;
•	Coordinating all regulatory filings and shareholder reporting;
•	Overseeing the Fund’s tax status and tax filings;
•	Providing the Trust with records concerning the activities that the Trust is required to maintain; and
•	Rendering applicable reports to the Trust's officers and Board of Trustees.

The Trust pays the Adviser a management fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Fund	Management Fee Rate
WisdomTree Government Money Market Digital Fund	0.25%

With regards to the management fee under the Investment Advisory Agreement for the Fund, the Adviser provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee.”

The Fund has not commenced operations as of the most recent fiscal year end and the Fund did not pay any management fees to the Adviser for the most recent fiscal year ended June 30, 2023. The Adviser, from its own resources, including profits from management fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

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The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to the Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Additional Arrangements with WisdomTree Digital Management

Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Fund’s shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Fund, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. As compensation for providing such services, the Fund shall initially pay an annual fee to WisdomTree of 0.00% of its average daily net assets (the “Services Fee”). Such Services Fee may be increased upon approval by a majority of the Board and, if such approval is provided, only after at least sixty (60) days’ prior notice of such approved fee shall have been provided to the Fund’s shareholders. The initial term of such contractual arrangement is one (1) year, which will automatically renew from year to year provided such continuance is approved by a majority of the Board. Either party may choose to not renew by providing written notice to the other at least thirty (30) days prior to the next renewal period

Sub-Adviser.

Voya Investment Management Co. LLC. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to, and is responsible for the day-to-day management of the Fund. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM manages the Fund’s portfolio investments and places orders to buy and sell such Fund’s portfolio investments. The Adviser pays Voya IM for providing sub-advisory services to the Fund.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Fund’s Sub-Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Description of Material Conflicts of Interest.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

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A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or the applicable investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non- discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

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Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub- advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in the Fund in order for such assets to act as seed capital, to increase the Fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by the Fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where the Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

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Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust, the Adviser, and the Sub-Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund.

Each Code of Ethics is on public file with, and is available from the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator and Custodian. State Street Bank and Trust Company (“State Street”) serves as administrator and custodian for the Fund. State Street’s principal address is One Congress Street, Boston, Massachusetts 02114. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and the Fund. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of the Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for the Fund. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Transfer Agent. WisdomTree Transfers, Inc. (“WisdomTree Transfers”) serves as Transfer Agent for the Trust and its principal address is 250 West 34th Street, 3rd Floor, New York, NY 10119. WisdomTree Transfers has entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as transfer agent for the authorized and issued shares of beneficial interest for the Fund and as dividend disbursing agent of the Trust. WisdomTree Transfers maintains the official record of share ownership in book-entry form and also reconciles such official record with the secondary record of ownership of the Fund’s shares on one or more blockchains. As compensation for the foregoing services, WisdomTree Transfers receives certain out-of-pocket costs, account fees and/or minimum fees.

Securities Lending Activities. To the extent a lending agent (“Lending Agent”) is engaged, such lending agent will be responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). The Lending Agent would lend available securities with any person on its list of approved borrowers, including any affiliate thereof. Lending Agent would determine whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Lending Agent would ensure that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to Lending Agent. Lending Agent would receive and hold, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Lending Agent would mark loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Lending Agent would return the collateral to the borrower upon the return of the loaned securities to Lending Agent . Lending Agent would invest cash collateral in accordance with the Securities Lending Agreement. Lending Agent would maintain such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Lending Agent would perform compliance monitoring and testing of the securities lending program and, on a quarterly basis, make available to the Board a statement describing the outstanding loans and income made on such loans during the period.

The Fund had not engaged a Lending Agent and accordingly had not engaged in any lending activity as of the end of the most recent fiscal year and as such, such that it had no fees and/or compensation for securities lending activities and related services.

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually.

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BROKERAGE TRANSACTIONS

The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Brokerage Commissions

The Fund is new and has not paid any commissions to any affiliated brokers as of the date of this SAI.

Affiliated Brokers

The Fund is new and has not paid any commissions to any affiliated brokers as of the date of this SAI.

Regular Broker-Dealers

The Fund is new and has not conducted any brokerage transactions as of the date of this SAI.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares of the Fund have a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Shareholders may make inquiries by writing to the Trust, c/o WisdomTree Digital Trust, 250 West 34th Street, 3rd Floor, New York, New York 10119.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. The Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

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(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, reduced by certain deductible expenses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

The Fund’s failure to qualify as a RIC could cause shareholders to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. Please refer to the section of this SAI entitled “Taxes – Taxation of the Fund” for a more detailed explanation of the risks associated with the Fund’s failure to qualify as a RIC.

Taxation of the Fund. If the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income and gains that are fully distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, the Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.

However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt interest and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at the regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at the corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in U.S. dollars or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment company taxable income are generally taxable as ordinary income, assuming the Fund has sufficient earnings and profits. Distributions from the Fund’s net capital gain, if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of Capital Gain Dividends are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For individuals, long- term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment company taxable income reported by the Fund as “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

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Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends- received deduction, which is generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to the Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to the Fund shares.

Since the Fund’s income will consist of interest on government securities and repurchase agreements, it is unlike that any distributions paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

Distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

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If a beneficial holder of Fund shares who is a non-U.S. person has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain non-U.S. entities that hold shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of the Fund’s shares is calculated each day the Fund is open for business at the regularly scheduled close of trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time) (the “NAV Calculation Time”), except when the following federal holidays are observed: Columbus Day and Veterans Day. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to the Adviser. The Adviser has established the Fair Valuation Committee (the “Committee”) to fulfill these responsibilities. The Adviser reports to the Board on the fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.

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The Board has determined that it is in the best interests of the fund and its shareholders to maintain a stable net asset value per share using the amortized cost method of valuation. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true. A low or negative interest rate environment impacts, in a negative way, the Fund’s ability to provide a positive return, or yield, to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1.00 per share.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Although the stable share price is not guaranteed, the NAV of the Fund is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute its net realized capital gains, if any, to shareholders. The Fund may occasionally be required to make supplemental distributions at some other time during the year.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

MISCELLANEOUS INFORMATION

Counsel. Perkins Coie LLP with offices located at 1155 Avenue of the Americas, 700 13th Street, NW Suite 600, Washington, DC 20005-3960 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com/investments.

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